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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       September 24, 1997
                                                ------------------------------

                  Allergan Ligand Retinoid Therapeutics, Inc.
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             (Exact name of registrant as specified in its charter)

Delaware                            0-25970                     33-0642614
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(State or other jurisdiction      (Commission                 (IRS Employer
  of incorporation)               File Number)              Identification No.)

2525 Dupont Drive, Irvine, CA                                     92612
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(Address of principal executive offices)                        (zip code)

Registrant's telephone number, including area code (714) 246-4500
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                                 Not applicable
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         (Former name or former address, if changed since last report.)


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Item 5. Other Events.
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        On September 24, 1997 (the "Exercise Date"), Ligand Pharmaceuticals
Incorporated, a Delaware corporation ("Ligand"), exercised its option (the "Stock Purchase Option") to acquire all of the outstanding shares of Callable Common Stock, par value $0.001 per share (the "Callable Common Stock") of Allergan Ligand Retinoid Therapeutics, Inc., a Delaware corporation ("ALRT"), pursuant to the terms of the Amended and Restated Certificate of Incorporation of ALRT (the "ALRT Certificate"). On the same date, September 24, 1997, Allergan, Inc. ("Allergan") exercised its option (the "Asset Purchase Option") to acquire a co-exclusive right to the ALRT technology and a 50% interest in ALRT assets. Ligand and Allergan have also agreed to restructure the terms and conditions relating to research, development commercialization and sublicense rights for ALRT compounds in the period following the closing of the options exercised by Ligand and Allergan.

The closing date for the purchase of the Callable Common Stock is November 3, 1997 (the "Closing Date"); provided that the Closing Date may be extended up to sixty (60) days from November 3, 1997 if, among other things, there are delays with respect to (a) the effectiveness of the registration statement registering shares of Common Stock, par value $.001 per share, of Ligand ("Ligand Common Stock") to be used as partial consideration for the exercise of the Stock Purchase Option or (b) the listing of such shares of Ligand Common Stock on a national securities exchange or on the Nasdaq National Market, so long as Ligand continues to diligently seek the satisfaction of such conditions. Should Ligand fail to pay the exercise price by the Closing Date (including the 60 day extension), Allergan will then have the right to acquire the Callable Common Stock.

The exercise price for the purchase of the Callable Common Stock is $71,402,500.00 or ($21.97 per share) and, to the best of ALRT's knowledge, the source of these funds to be provided by Ligand is 35% or $7.69 in cash and 65% or $14.28 in shares of Ligand Common Stock. Prior to the Exercise Date, Ligand and Allergan each owned 50% of the issued and outstanding shares of Special Common Stock, par value $1.00 per share (the "Special Common Stock") of ALRT. On the Closing Date, Ligand will own 100% of the issued and outstanding shares of Callable Common Stock and will have the right to redeem for $100 the other 50% of the Special Common Stock owned by Allergan in accordance with the provisions of the ALRT Certificate.

               [Remainder of This Page Intentionally Left Blank]


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                                   SIGNATURE


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    ALLERGAN LIGAND RETINOID THERAPEUTICS, INC.


                                    By: /s/ Dwight J. Yoder
                                        ---------------------------------------
                                        Dwight J. Yoder
                                        Chief Financial Officer and Duly
                                          Authorized Officer

Date: October 9, 1997


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